                      SUPPLEMENT DATED AUGUST 2, 2004 TO

                      PROSPECTUS DATED APRIL 30, 2004 FOR

                      SCHEDULED PURCHASE PAYMENT VARIABLE
                          DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                  THROUGH ITS

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

All sections of the prospectus that discuss or refer to the Annuity Cross Funding Program are revised to include the following disclosure:

   The Annuity Cross Funding Program is not available to contracts issued on or after August 17, 2004.

In addition, the second and third paragraphs under the "What are the Guaranteed Minimum Income Payments" provision of the "Synopsis" section of the prospectus are amended as follows:

   Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments by paying:

       (1)any missed Scheduled Installment(s), including any interest due on the missed Scheduled Installments;

       (2)any missed monthly billing fees.

   Both the missed Scheduled Installment(s), including any interest due on the missed Scheduled Installments, and any missed monthly billing fees, must be repaid within one year of the due date of the missed Scheduled Installment(s) (but not later than the Annuity Commencement Date). The Annuity Commencement Date must be a date at least 10 years from the date the contract is issued.

   In addition, you may not make more than 24 Scheduled Installments over the life of the contract outside of the grace period (the grace period is 30 days after the date each Scheduled Installment is due) and still be eligible for your Guaranteed Minimum Income Payments.

   Should you fail to meet the conditions listed above you may still be entitled to reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule under the contract (see the "Guaranteed Minimum Income Payments" section under this prospectus for additional information). If you do not meet the conditions listed above, and you are not entitled to reduced Guaranteed Minimum Income Payments under the contract, you will lose your right to Guaranteed Minimum Income Payments.

Further, all disclosures throughout the prospectus referencing interest on missed Scheduled Installments and billing fees are clarified to state that interest is not charged on the billing fee.

Finally, the "Legal Proceedings" provision of your prospectus is replaced with the following:

   We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. We are or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, claims payment and procedures, product design, disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits and breaches of fiduciary duties to customers. We are or may become subject to litigation involving commercial disputes with counterparties or others and class action and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers or breached fiduciary or other duties to customers. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. In addition, state insurance regulatory authorities and other authorities regularly make inquiries and conduct investigations concerning our compliance with applicable insurance, investment and other laws and regulations.

   Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages. Given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, an adverse outcome in certain matters in addition to those described below could have a material adverse effect on our financial condition or results of operations.

   We were named as a defendant in a lawsuit, McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co., related to the sale of universal life insurance policies. The complaint was filed on November 1, 2000, in Georgia state court as a class action on behalf of all persons who purchased certain of our universal life insurance policies and alleges improper practices in connection with the sale and administration of universal life policies. The plaintiffs sought unspecified compensatory and punitive damages. On December 1, 2000, we removed the case to the U.S. District Court for the Middle District of Georgia. No class has been certified. We have vigorously denied liability with respect to the plaintiff's allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with policyholders, we agreed in principle on October 8, 2003, to settle the case on a nationwide class action basis. The settlement provides benefits to the class, and allows us to continue to serve our customers' needs undistracted by disruptions caused by litigation. The settlement documents have been finalized and submitted to the court for approval. The court has preliminarily approved the settlement and will hold a final fairness hearing on August 12, 2004 to determine whether to give final approval to the settlement. In the third quarter of 2003, we accrued $50 million in reserves relating to this litigation, which represents our best estimate of bringing this matter to conclusion. The precise amount of payments in this matter cannot be estimated because they are dependent upon court approval of the class and related settlement, the number of individuals who ultimately will seek relief in the claim form process of any approved class settlement, the identity of such claimants and whether they are entitled to relief under the settlement terms and the nature of the relief to which they are entitled. Additionally, class members may elect to exclude themselves from the class action settlement. We were recently named as a defendant in one lawsuit brought by three such individuals. However, we cannot determine at this point whether or how many other class members who have excluded themselves from the class action will initiate individual actions against us, or the effect of such suits or claims, including one pending case, on our financial condition, results of operations or reputation.

   In addition, we were named as a defendant in five lawsuits brought by individuals claiming that William Maynard, one of our former dedicated sales specialists, and Anthony Allen, one of our former independent producers, converted customer monies and engaged in various fraudulent acts. All five cases, Monger v. Allen, Maynard, and GE Life and Annuity Assurance Company (filed October 24, 2003), Warfel v. Allen, Maynard, adVenture Publishing, and GE Life and Annuity Assurance Company (filed February 6, 2004), Hanrick
   v. Allen, Maynard and GE Life and Annuity Assurance Company (filed March 10,
   2004), Modlin v. Allen, et al. (filed June 17, 2004), and Clark v. Allen, et al. (filed June 25, 2004), are in their preliminary stages and are pending the state court of Cumberland County, North Carolina. The suits allege that we failed to properly supervise Allen and Maynard and that we are responsible for Allen's and Maynard's conduct. Specifically, Monger alleges conversion, negligence, fraudulent misrepresentation, constructive fraud, unfair and deceptive trade practices, violations of the Investment Company Act of 1940 and negligent supervision. Warfel alleges breach of contract, conversion, breach of fiduciary duty, fraud, constructive fraud, negligent misrepresentation, negligent supervision and unfair and deceptive trade practices. Hanrick alleges conversion, negligence, fraudulent misrepresentation, constructive fraud, unfair and deceptive trade practices, and negligent supervision. Modlin and Clark make similar allegations. The total amount allegedly invested by the plaintiffs in all three actions is approximately $2.5 million. The plaintiff in Monger seeks damages of $1.2 million, the plaintiff in Warfel seeks damages of $1.4 million, the plaintiff in Hanrick seeks damages of $650,000, and the plaintiffs in Modlin and Clark seek unspecified compensatory damages. In addition, each plaintiff seeks treble damages, as well as punitive damages of an unspecified amount. In October 2003, Allen and Maynard were arrested and charged with conversion in Cumberland County, North Carolina for allegedly failing to remit $30,000 in premiums that they received from a client to GELAAC. Allen has also been indicted in Cumberland County, North Carolina for converting the funds of numerous other individuals. Although we cannot determine the ultimate outcome of these suits, we do not believe they will have a material effect on our financial condition or results of operations. However, we cannot determine whether any related or similar suits or claims will be asserted against us in the future, or the effect of such suits or claims on our financial condition, results of operations or reputation.

   Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.